Filed pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024

Pacer BlueStar Digital Entertainment ETF (ODDS)
Pacer BlueStar Engineering the Future ETF (BULD)
(the “Funds”)
April 27, 2022
Supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated April 6, 2022
The following replaces the “Principal Investment Strategies of the Fund—BlueStar Robotics and 3D Printing Index” section on pages 10-11 of the Summary Section of the Prospectus for the Pacer BlueStar Engineering the Future ETF:
BlueStar Robotics and 3D Printing Index
The Index is a rules-based index that consists of globally-listed stocks and depositary receipts of companies that, at the time of being added to the Index, derive at least 50% of their revenues (25% for current Index components) from robots or manufacturing automation equipment (“robotics”); computer aided design (“CAD”) software; or 3D printing centers, 3D printing hardware, 3D printing simulation software, 3D scanning and measurement software, and 3D printing materials (collectively, “Robotics and 3D Printing Companies”), as determined by MV Index Solutions (the “Index Provider”).
To be added to the Index, an Index component must have a market capitalization greater than or equal to US$500 million; a three-month average-daily-value-traded of at least US$1 million at the current reconstitution and also at the previous two quarters; and average monthly volume of at least 250,000 shares over the last six months at the current reconstitution and also at the previous two quarters. Current components will remain eligible for selection to the Index if they meet the following, reduced thresholds: a market capitalization exceeding US$250 million; a three-month average-daily-value-traded of at least US$500,000 in at least two of the latest three quarters (including the current reconstitution); and a three-month average-daily-trading value of at least US$750,000 at the current reconstitution or at one of the previous two quarters. The above criteria are referred to as the Index’s “Investibility Requirements.” The Index may include companies of any market capitalization that meets the Investibility Requirements, but has significant exposure to large- and mid-capitalization companies.
At the time of each semi-annual reconstitution of the Index, the Index components are initially weighted by their float-adjusted market capitalization within three tiers:
Tier 1 Robotics and Manufacturing Automation Equipment (50% weight): includes companies that derive at least 50% of their revenues (25% for current components) from the development of industrial or agricultural robots and production systems, automated inventory management, voice/image/text recognition solutions for the industrial market, and medical robots or robotic instruments (“Robotics Companies”). “Robotics” involves the design, construction, and operation of machines that perform tasks that would otherwise be done by humans.
Tier 2 3D Printing (25% weight): includes companies that derive at least 50% of their revenues (25% for current components) from the following business lines: 3D printing hardware, 3D printing simulation software, 3D printing centers, 3D scanning and measurement software (e.g., software used for creating 3D models, augmented reality, motion capture, robotic mapping, and 3D printing), and 3D printing materials.
Tier 3 Computer Aided Design Software (25% weight): includes companies that derive at least 50% of their revenues (25% for current components) from: development of CAD software to aid in the creation, modification, analysis, or optimization of a design. CAD software has many uses, including applications in the automotive, shipbuilding, and aerospace industries. CAD software is also used in industrial and architectural design, medical device design, and digital content creation (e.g., computer animation for special effects).
At the time of each semi-annual rebalance and reconstitution of the Index, Robotics and 3D Printing Companies meeting the Investibility Requirements are added to the Index based on their free-float market capitalization (from largest to smallest) until the aggregate free-float market capitalization of companies in the Index from the applicable tier is at least 98% of the free-float market capitalization of all companies from such tier that meet the Investibility Requirements. For example, if the aggregate free-float market capitalization of all Robotics Companies meeting the Investibility Requirements was US$1 trillion, the largest Robotics Companies meeting the Investibility Requirements would be included in the Index until their aggregate free-float market capitalization was at least US$980 billion. The next largest company from each tier will continue to be added to the Index until at least 25 Robotics Companies, ten 3D Printing companies, and ten CAD Software companies are included.
Index components are subject to a maximum weight of 8% for any individual security and adjustments downward based on certain liquidity criteria. An additional rule is applied to ensure that the aggregate weight of constituents with a weight of 5% or greater does not exceed 50%.
The Index is rebalanced and reconstituted semi-annually after the close of business on the third Thursday of June and December based on the data of the first Thursday of such reconstitution month.
As of February 15, 2022, the Index was composed of 54 constituents, 24 of which were listed on a non-U.S. exchange. The Index was established in 2022 and is owned and maintained by the Index Provider.
The following replaces the “Additional Information on Buying and Selling Fund Shares—Dividends and Distributions” section on page 27 of the Prospectus:
Dividends and Distributions
The Pacer BlueStar Digital Entertainment ETF expects to pay out dividends, if any, on a quarterly basis. The Pacer BlueStar Engineering the Future ETF expects to pay out dividends, if any, on a semi-annual basis. Nonetheless, each Fund may make more frequent dividend payments. Each Fund expects to distribute its net realized capital gains to investors annually. Each Fund occasionally may be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
The following replaces the second paragraph of the “Dividends and Distributions” section on page 31 of the SAI:
General Policies. Dividends from net investment income, if any, are declared and paid quarterly by ODDS, and semi-annually by BULD. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Funds may make distributions on a more frequent basis to improve index tracking or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Please retain this Supplement with your Prospectus and SAI for future reference.